Exhibit 10.11

Coventry Health Care, Inc. (the “Company”)
Summary of Named Executive Officer Compensation

Base Salary

The following table sets forth the current base salaries provided to the Company’s Chief Executive Officer and four most highly compensated executive officers:

Executive Officer	Current Salary
Allen F. Wise (former Chief Executive Officer and President)	$ 750,000
Dale B. Wolf, Chief Executive Officer	$ 850,000
Thomas P. McDonough, President	$ 850,000
Harvey C. DeMovick, Jr	$ 600,000
Bernard J. Mansheim, M.D	$ 410,000

Executive Management Incentive Plan

2004 Criteria and Bonuses

The Company’s Chief Executive Officer and four most highly compensated officers are also eligible to receive a bonus each year under the Company’s 2004 Executive Management Incentive Plan (the “2004 EMIP”), which was previously filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003. For fiscal year 2004, bonuses under the 2004 EMIP were based on the attainment of budgeted EPS (earnings per share). The bonuses paid to the Company’s Chief Executive Officer and four most highly compensated executive officers for performance in fiscal year 2004 is set forth below:

Executive Officer	Bonus for 2004
Allen F. Wise (former Chief Executive Officer and President)	$ 2,000,000 [1]
Dale B. Wolf, Chief Executive Officer	$ 750,000 [2]
Thomas P. McDonough, President	$ 1,250,000
Harvey C. DeMovick, Jr	$ 400,000 [3]
Bernard J. Mansheim, M.D	$ 350,000

2005 Criteria

Pursuant to the Company’s 2005 Executive Management Incentive Plan (the “2005 EMIP”), which was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated November 23, 2004, the Compensation Committee of the Company’s Board of Directors approved the bonus criteria for fiscal year 2005 under the 2005 EMIP. For fiscal year 2005, bonuses under the 2005 EMIP will be based on the attainment of budgeted EPS.

1 Plus $600,000 deferred under the 2004 Mid-Term Executive Retention Program.
2 Plus $500,000 deferred under the 2004 Mid-Term Executive Retention Program.
3 Plus $100,000 deferred under the 2004 Mid-Term Executive Retention Program.

2004 Mid-Term Executive Retention Program

In addition to their base salaries and bonuses, the Company’s Chief Executive Officer and four most highly compensated executive officers are also eligible to receive an annual cash and stock credit allocation to an account under the 2004 Mid-Term Executive Retention Program, effective July 1, 2004, a copy of which is filed herewith as Exhibit 10.26 to this Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The amount of the allocation is a percentage of base salary and bonus earned for the prior year and ranges from 0% to 55%, based on performance. Each account will fully vest on July 1, 2006 and will be paid out in cash, subject to the attainment of pre-established performance criteria for each performance period. In the event the performance criteria is not met in any period, the award for that period is forfeited. For the nine-month period ended December 31, 2004, the performance criteria was based on the attainment of budgeted EPS. The performance criteria for the nine months ended December 31, 2004 was met, and the participants were credited the following amounts in accounts under the 2004 Mid-Term Executive Retention Program:

Executive Officer	2004 Allocation	2004 Stock Credit Allocation
Allen F. Wise (former Chief Executive Officer and President	$ 1,677,500	$ 838,750
Dale B. Wolf, Chief Executive Officer	$ 680,000	$ 340,000
Thomas P. McDonough, President	$ 680,000	$ 340,000
Harvey C. DeMovick, Jr	$ 255,000	$ 127,500
Bernard J. Mansheim, M.D	$ 193,750	$ 96,875

Other Benefit Plans and Arrangements

In addition to their base salaries and bonuses, the Company’s Chief Executive Officer and four most highly compensated executive officers are also eligible to:

o

Participate in the Company’s long-term incentive plan under its 2004 Incentive Plan, a copy of which is filed herewith as Exhibit 10.22 to this Annual Report on Form 10-K for the fiscal year ended December 31, 2004, which can be in the form of stock options, restricted stock or cash; and

o	Participate in the Company’s Supplemental Executive Retirement Plan, a copy of which is filed herewith as Exhibit 10.36 to this Annual Report on Form 10-K for the fiscal year ended December 31, 2004.